MERRILL LYNCH WORLD INCOME FUND, INC.

                    SUPPLEMENT DATED DECEMBER 3, 1998 TO THE

                         PROSPECTUS DATED MARCH 31, 1998

          The third paragraph under "Management of the Fund - Management and Advisory Arrangements" is revised by deleting the entire paragraph and adding the following:

          VINCENT T. LATHBURY, III is the Fund's Portfolio Manager. Mr. Lathbury has been First Vice President of MLAM since 1997, Portfolio Manager of the Investment Adviser and MLAM since 1982 and was Vice President of MLAM from 1982 to 1997. Mr. Lathbury is primarily responsible for the day-to-day management of the Fund's investment portfolio.

Code     #16102-0398ALL